SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                               FORM 8-K/A

                    AMENDMENT NO. 1 TO CURRENT REPORT


                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



                              JUNE 30, 2000
            ------------------------------------------------
            Date of Report (date of earliest event reported)




                    NETVOICE TECHNOLOGIES CORPORATION
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)




     NEVADA                      0-29025                  91-1986538
-----------------          ------------------    ------------------------
 (State or other            (Commission file          (I.R.S. Employer
 jurisdiction of                 number)           Identification Number)
incorporation or
  organization)




                     3201 WEST ROYAL LANE, SUITE 160
                          IRVING, TEXAS  75063

      -------------------------------------------------------------
      (Address of principal executive offices, including zip code)



                             (972) 788-2988
          ----------------------------------------------------
          (Registrant's telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.


     Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, Netvoice
Technologies Corporation and its wholly owned subsidiary Netvoice Encom LP (collectively, "Netvoice" or "Company") hereby files the historical financial statements required in connection with the acquisition of Enhanced Communications ("Encom"), a wholly owned subsidiary of World Access Telecommunications Group, Inc. ("World Access") included as Exhibit 99.11 and incorporated by reference herein.


     (b)  PRO FORMA FINANCIAL INFORMATION


     In June 2000, an Asset Purchase Agreement (the "Agreement") was entered into between World Access and NetVoice Encom LP, whereby NetVoice Encom LP acquired certain assets associated with Encom. Pursuant to the Agreement, the purchase price for the acquisition of Encom was $8.1 million, paid with $6.0 million in cash and a $2.1 million convertible note payable, payable in quarterly payments, maturing on June 30, 2005, and bearing interest at the London Interbank Offering Rate plus a margin of 2%. The outstanding principal amount of the convertible note payable can be converted into shares of common stock at any time prior to or on the maturity date at the market price, but in no event less than $10.00 per share. The assets purchased include all of accounts receivable accruing on or after June 1, 2000; all accounts payable and accrued liabilities incurred on or after June 2, 2000, in the ordinary course of business; and all other assets and liabilities as of June 1, 2000. Excluded assets included cash, Edge Debit Cards in inventory, prepaid accounts, rights to Voice Compression Gear, NACT Debit Card Switches and any contracts, accounts receivable or accounts payable related to CapRock Communications. The acquired liabilities consist of all obligations associated with leases and other agreements purchased as assets. Netvoice recorded this transaction under the purchase method of accounting.

     The accompanying unaudited pro forma financial information does not include a pro forma balance sheet due to the fact the Company has filed its most recent balance sheet on the Company's Form 10-QSB as of September 30, 2000, which balance sheet include the assets and liabilities of Encom. The total purchase price has been allocated to the tangible assets and liabilities of Encom based upon their relative fair values. The amounts and components of the purchase price, along with the preliminary allocation of the purchase price to the net asset acquired attributable to the acquisition are presented below, and are subject to change as the allocation is finalized. The following reflects the recording of the entries required under the purchase method of accounting for the acquisition of Encom.

     PURCHASE PRICE                          $  8,100,000
                                             ============



     NET ASSETS ACQUIRED
        Fair value of assets purchased       $  4,668,300
        Fair value of liabilities assumed      (3,030,173)
        Excess of cost of investment over
         net assets acquired                    6,461,873
                                             ------------
                                             $  8,100,000
                                             ============

     The accompanying unaudited pro forma condensed statements of operations give effect to the acquisition by NetVoice of Encom, which has been accounted for using the purchase method of accounting. The unaudited pro forma condensed statement of operations for the year ended December 31, 1999 and the nine months ended September 30, 2000, gives effect to the transaction as if they had occurred on January 1, 1999.

     The unaudited pro forma condensed financial statements are provided for comparative purposes and have been based upon the historical financial statements of NetVoice and Encom. The pro forma adjustments, which are described in the accompanying notes, reflect NetVoice's preliminary assumptions and estimates based upon available information. The unaudited pro forma condensed financial statements do not purport to be indicative of the results which would actually have been obtained if the transactions had been effected on the date indicated nor are they necessarily indicative of the results of operations that may be achieved in the future. The unaudited pro forma condensed financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes of Encom, included elsewhere in this filing, and the historical consolidated financial statements and related notes of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission.

     (c)  EXHIBITS


     See Exhibit Index attached hereto.

NETVOICE TECHNOLOGIES CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999


                                              HISTORICAL
                                     ----------------------------      PRO FORMA
                                       NETVOICE         ENCOM         ADJUSTMENTS       PRO FORMA
                                     (AS RESTATED,
                                      SEE NOTE A)

REVENUES                             $  1,212,363    $ 22,531,160    $          -      $ 23,743,523

EXPENSES:
  Direct expenses                       2,043,399      20,752,103                        22,795,502
  General and administrative expenses   3,477,104       5,531,427         646,187 (B)     9,654,718
                                     ------------    ------------    ------------      ------------

        Total expenses                  5,520,503      26,283,530         646,187        32,450,220
                                     ------------    ------------    ------------      ------------

OPERATING LOSS                         (4,308,140)     (3,752,370)       (646,187)       (8,706,697)

OTHER INCOME (EXPENSE):
  Interest expense, net                  (675,195)       (292,395)       (168,000) (C)   (1,135,590)
  Other expense                           (31,518)       (172,957)                         (204,475)
                                     ------------    ------------    ------------      ------------

        Total other expense, net         (706,713)       (465,352)       (168,000)       (1,340,065)
                                     ------------    ------------    ------------      ------------

NET LOSS                             $ (5,014,853)   $ (4,217,722)   $   (814,187)     $(10,046,762)
                                     ============    ============    ============      ============

BASIC AND DILUTED LOSS
 PER SHARE                           $      (0.48)                                     $      (0.97)
                                     ============                                      ============

WEIGHTED AVERAGE BASIC AND
 DILUTED SHARES OUTSTANDING            10,404,446                                        10,404,446
                                     ============                                      ============


See notes to the unaudited pro forma condensed statement of operations.

NETVOICE TECHNOLOGIES CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2000


                                              HISTORICAL
                                     ----------------------------       PRO FORMA
                                       NETVOICE         ENCOM          ADJUSTMENTS      PRO FORMA



REVENUES                             $  3,829,041    $ 17,148,703    $          -      $ 20,977,744

EXPENSES:
  Direct expenses                       3,891,991      15,989,282                        19,881,273
  General and administrative expenses   6,727,103       2,283,266         484,640 (B)     9,495,009
                                     ------------    ------------    ------------      ------------

        Total expenses                 10,619,094      18,272,548         484,640        29,376,282
                                     ------------    ------------    ------------      ------------

OPERATING LOSS                         (6,790,053)     (1,123,845)       (484,640)       (8,398,538)

OTHER INCOME (EXPENSE):
 Interest expense                        (807,624)       (100,477)       (126,000) (C)   (1,034,101)
 Interest income                           96,274             115                            96,389
                                     ------------    ------------    ------------      ------------

        Total other expense, net         (711,350)       (100,362)       (126,000)         (937,712)
                                     ------------    ------------    ------------      ------------

NET LOSS                             $ (7,501,403)   $ (1,224,207)   $   (610,640)     $ (9,336,250)
                                     ============    ============    ============      ============

BASIC AND DILUTED LOSS
 PER SHARE                           $      (0.55)                                     $      (0.68)
                                     ============                                      ============

WEIGHTED AVERAGE BASIC AND
  DILUTED SHARES OUTSTANDING           13,712,945                                        13,712,945
                                     ============                                      ============


See notes to the unaudited pro forma condensed statement of operations.

     Notes to Unaudited Pro Forma Condensed Statement of Operations


     (A) Subsequent to the issuance of the Company's consolidated financial statements as of and for the year ended December 31, 1999, the Company's management determined that the cost for the purchase of a customer list from a company owned by a shareholder in June 1999 should have been accounted for as a capital distribution, and the proceeds from the sale of such customer list and the excess of the proceeds from the sale of another customer list over its amortized carrying cost, both having been sold to another minority shareholder in December 1999, should have been accounted for as capital contribution. Previously, the purchase was accounted for as an asset acquisition with amortization of the cost charged to expense, and the sale was accounted for as an asset disposition with a gain recognized. As a result, the Company's 1999 consolidated financial statements have been restated from amounts previously reported to appropriately account for these transactions. The effects of the restatement are summarized as follows:

          A summary of the significant effects of the restatement on the 1999 consolidated statement of operations is as follows:

                                                                AS PREVIOUSLY        AS
                                                                  REPORTED        RESTATED
       Statement of operations
        General and Administrative Expenses                      3,412,473       3,477,104
        Total Expenses                                           5,455,872       5,520,503
        Operating Loss                                          (4,243,509)     (4,308,140)
        Net Loss                                                (4,950,222)     (5,014,853)

     (B) Amount reflects the adjustment to record the amortization of goodwill from the allocation of the purchase price. The pro forma adjustment assumes goodwill will be amortized on a straight-line basis over an estimated useful life of ten (10) years. This determination of the estimated useful life at the date of consummation of the acquisition is based on the best information available at that date.

     (C) Pro forma adjustment to interest expense to reflect the $2.1 million convertible note payable, bearing interest at the London Interbank Offering Rate (approximately 6%) plus a margin of 2%.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NETVOICE TECHNOLOGIES CORPORATION



Date: March 9, 2001                     By: /s/ JEFFREY ROTHELL

                                           -------------------------------
                                             Jeffrey Rothell, President,
                                             Chief Executive Officer


Date: March 9, 2001                     By: /s/ GARTH COOK

                                           -------------------------------
                                             Garth Cook, Treasurer, Chief
                                             Financial Officer and Chief
                                             Accounting Officer

                            INDEX TO EXHIBITS
                            -----------------


Exhibit
 Number   Description
-------   -----------

    2.1 Asset Purchase Agreement dated June 30, 2000 by and between Netvoice Technologies Corporation, Netvoice Encom LP and World Access Telecommunications Group and Exhibits (filed as Exhibit
          2.1 to the Company's Form 8-K and incorporated herein by reference)

    4.1 Certificate of Voting Powers, Designations, Preferences, and Relative, Participating, Optional or Other Special rights of Series A Convertible Preferred Stock of Netvoice Technologies Corporation (filed as Exhibit 4.1 to the Company's form 8-K and incorporated herein by reference)

  99.1 Securities Purchase Agreement dated June 30, 2000 by and between Netvoice Technologies Corporation, BG Media Intermediate Fund L.P., NV Investments, L.P., and other investors (filed as Exhibit
          99.1 to the Company's Form 8-K and incorporated herein by reference)

  99.2 Registration Rights Agreement dated June 30, 2000 between Netvoice Technologies Corporation, BG Media Intermediate Fund L.P. and other investors (filed as Exhibit 99.2 to the Company's Form 8-K and incorporated herein by reference)

  99.3 Convertible Secured Promissory Note from Netvoice Encom LP to World Access Telecommunications Group, Inc. in the principal amount of $2,100,000 (filed as Exhibit 99.3 to the Company's Form 8-K and incorporated herein by reference)

  99.4 Registration Rights Agreement dated June 30, 2000 between Netvoice Technologies Corporation and World Access
          Telecommunications Group, Inc. (filed as Exhibit 99.4 to the Company's Form 8-K and incorporated herein by reference)

  99.5 Unconditional Guarantee of Payment and Performance dated July 30, 2000 by Netvoice Technologies Corporation in favor of World Access Telecommunications Group, Inc. (filed as Exhibit 99.5 to the Company's Form 8-K and incorporated herein by reference)

  99.6 Amended and Restated Securities Purchase Agreement dated July 28, 2000 by and between Netvoice Technologies Corporation, BG Media Intermediate Fund L.P., NV Investments, L.P., Paribas North America, Inc. and other investors and Exhibits (filed as Exhibit
          99.6 to the Company's Form 8-K and incorporated herein by reference)

  99.7 Amended and Restated Registration Rights Agreement dated July 28, 2000 between Netvoice Technologies Corporation, BG Media Intermediate Fund L.P., NV Investments, L.P., Paribas North America and other investors (filed as Exhibit 99.7 to the Company's Form 8-K and incorporated herein by reference)

  99.8 Form of NASDAQ Warrant for Series A Convertible Preferred Stock or Common Stock of Netvoice Technologies Corporation (filed as
          Exhibit 99.8 to the Company's Form 8-K and incorporated herein by reference)

  99.9 Form of EBITDA Warrant for Series A Convertible Preferred Stock or Common Stock of Netvoice Technologies Corporation (filed as
          Exhibit 99.9 to the Company's Form 8-K and incorporated herein by reference)

  99.10 Financial Statements of Synetric, Inc. (filed as Exhibit 99.10 to the Company's Form 8-K and incorporated herein by reference)

  99.11* Financial Statements of Enhanced Communications Corporation, a wholly owned subsidiary of World Access Telecommunications Group, Inc.

__________

*  Filed herewith.